                                                                     Exhibit 5.1


                         [LETTERHEAD OF CITIGROUP INC.]

                                               March 19, 2001



Citicorp
399 Park Avenue
New York, New York  10043


Ladies and Gentlemen:

                  I am an Associate General Counsel of Citigroup Inc., a Delaware corporation ("Citigroup"). Citigroup is the indirect parent company of Citicorp, Associates First Capital Corporation ("Associates") and Associates Corporation of North America Company ("ACONA" and, together with Citicorp and Associates, the "Companies"). I refer to the proposed registration by the Companies under the Securities Act of 1933, as amended (the "Securities Act") of
(i) the outstanding long-term debt securities of Associates and ACONA that are listed on Appendix I attached hereto (the "Outstanding Securities") and (ii) guarantees by Citicorp (the "Guarantees") of the payment of the principal of and interest on the Outstanding Securities. The Guarantees are included as part of the supplemental indentures that are listed on Appendix II attached hereto (the "Supplemental Indentures").

                  I, or attorneys under my supervision, have examined and am familiar with originals, or copies certified or otherwise identified to my satisfaction, of such corporate records of Citicorp, certificates or documents as I have deemed appropriate as a basis for the opinion expressed below. In my examination, I (or such persons) have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to me (or such persons) as originals, the conformity to original documents of all documents submitted to me (or such persons) as certified or photostatic copies and the authenticity of the originals of such copies.

                  Based upon the foregoing and assuming that the Supplemental Indentures and each other document executed and delivered as contemplated by the Supplemental Indentures, by or on behalf of the parties thereto other than Citicorp, have been duly authorized and validly executed and delivered, I am of the opinion that the Guarantees are legal, valid and binding obligations of Citicorp.

                  Insofar as my opinion relates to the validity, binding effect or enforceability of any agreement or obligation of Citicorp, it is subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws affecting creditors' rights generally from time to time in effect and subject to general principles of equity, regardless of whether such is considered in a proceeding in equity or at law.

                  My opinion is limited to matters governed by the federal laws of the United States of America and the laws of the State of New York.

                  I consent to the use of this opinion in the Registration Statement and to the reference to my name in the prospectus constituting a part of such Registration Statement under the heading "Legal Matters". In giving such consent, I do not thereby admit that I come within the category of persons whose consent is required under Section 7 of the Securities Act, or the rules and regulations of the Securities and Exchange Commission thereunder.

                                             Very truly yours,

                                             /s/ John R. Dye

                                   Appendix I

                      ASSOCIATES FIRST CAPITAL CORPORATION


                    7 3/8% Senior Notes due August 15, 2001
                     6.00% Senior Notes due August 15, 2002
          5.75% Medium Term Series D Senior Notes due January 23, 2006

                     ASSOCIATES CORPORATION OF NORTH AMERICA


6 5/8% Senior Notes due May 15, 2001                             6 7/8% Senior Notes due August 1, 2003
5 7/8% Senior Notes due May 16, 2001                             5 3/4% Senior Notes due October 15, 2003
6.70% Senior Notes due May 29, 2001                              5.75% Senior Notes due November 1, 2003
Floating Rate Senior Notes due June 14, 2001                     5.50% Senior Notes due February 15, 2004
Exchangeable Floating Rate Senior Notes due June 26, 2001        5.80% Senior Notes due April 20, 2004
6 3/4% Senior Notes due July 15, 2001                            Floating Rate Senior Notes due June 15, 2004
6 3/4% Senior Notes due August 1, 2001                           6.10% Senior Notes due January 15, 2005
7 7/8% Senior Notes due September 30, 2001                       7 3/4% Senior Notes due February 15, 2005
Floating Rate Senior Notes due October 5, 2001                   6.20% Senior Notes due May 16, 2005
6.45% Senior Notes due October 15, 2001                          6 5/8% Senior Notes due June 15, 2005
5.50% Senior Notes due February 15, 2002                         6.00% Senior Notes due July 15, 2005
Floating Rate Senior Notes due February 22, 2002                 6 3/8% Senior Notes due November 15, 2005
7 1/2% Senior Notes due April 15, 2002                           6.25% Senior Notes due November 1, 2008
Floating Rate Senior Notes due May 17, 2002                      6.95% Senior Notes due November 1, 2018
5 7/8% Senior Notes due July 15, 2002                            6 7/8% Senior Notes due November 15, 2008
6.50% Senior Notes due July 15, 2002                             6 7/8% Subordinated Notes due November 15, 2008
6.375% Senior Notes due July 15, 2002                            7.00% Senior Notes due December 8, 2008
6.50% Senior Notes due August 15, 2002                           7.00% Senior Notes due February 10, 2009
6.50% Senior Notes due October 15, 2002                          8.55% Senior Debentures due July 15, 2009
6 3/8% Senior Notes due October 15, 2002                         8.15% Subordinated Debentures due August 1, 2009
6.00% Senior Notes due December 1, 2002                          7.95% Senior Debentures due February 15, 2010, Series A
6.875% Senior Notes due February 1, 2003                         7.95% Senior Debentures due February 15, 2010, Series B
6.00% Senior Notes due April 15, 2003                            Putable/Callable Senior Notes due August 27, 2011
Floating Rate Senior Notes due May 8, 2003                       5.96% Senior Notes due May 15, 2037






                            (continued on next page)

6.41% Medium Term Series H Senior Notes due April 9, 2001           8.10% Medium Term Series E Senior Notes due February 13, 2002
6.652% Medium Term Series H Senior Notes due April 18, 2001         6.875% Medium Term Series E Senior Notes due February 17, 2002
6.78% Medium Term Series H Senior Notes due April 23, 2001          8.15% Medium Term Series E Senior Notes due February 20, 2002
6.73% Medium Term Series H Senior Notes due April 24, 2001          8.24% Medium Term Series E Senior Notes due March 18, 2002
6.80% Medium Term Series H Senior Notes due May 3, 2001             8.45% Medium Term Series E Senior Notes due March 20, 2002
6.78% Medium Term Series H Senior Notes due July 31, 2001           8.48% Medium Term Series E Senior Notes due March 25, 2002
6.81% Medium Term Series H Senior Notes due August 3, 2001          8.40% Medium Term Series E Senior Notes due March 25, 2002
7.40% Medium Term Series H Senior Notes due May 3, 2002             8.40% Medium Term Series E Senior Notes due March 25, 2002
7.45% Medium Term Series H Senior Notes due May 9, 2002             7.02% Medium Term Series E Senior Notes due May 15, 2002
7.00% Medium Term Series H Senior Notes due May 15, 2002            7.53% Medium Term Series E Senior Notes due July 10, 2002
6.96% Medium Term Series H Senior Notes due May 23, 2002            7.50% Medium Term Series E Senior Notes due July 15,2002
6.62% Medium Term Series H Senior Notes due June 19, 2002           7.57% Medium Term Series E Senior Notes due July 22, 2002
6.58% Medium Term Series H Senior Notes due June 28, 2002           7.48% Medium Term Series E Senior Notes due July 27, 2002
6.63% Medium Term Series H Senior Notes due July 10, 2002           7.33% Medium Term Series E Senior Notes due July 31, 2002
6.68% Medium Term Series H Senior Notes due July 11, 2002           7.30% Medium Term Series E Senior Notes due August 6, 2002
6.93% Medium Term Series H Senior Notes due July 25, 2002           7.16% Medium Term Series E Senior Notes due August 14, 2002
6.94% Medium Term Series H Senior Notes due July 25, 2002           7.24% Medium Term Series E Senior Notes due September 9, 2002
6.90% Medium Term Series H Senior Notes due July 29, 2002           6.92% Medium Term Series E Senior Notes due September 17, 2002
6.95% Medium Term Series H Senior Notes due August 1, 2002          7.03% Medium Term Series E Senior Notes due September 25, 2002
6.93% Medium Term Series H Senior Notes due August 1, 2002          7.61% Medium Term Series E Senior Notes due October 30, 2002
6.86% Medium Term Series H Senior Notes due August 2, 2002          7.625% Medium Term Series E Senior Notes due October 30, 2002
6.87% Medium Term Series H Senior Notes due August 12, 2002         7.60% Medium Term Series E Senior Notes due November 1, 2002
7.05% Medium Term Series H Senior Notes due August 19, 2002         7.70% Medium Term Series E Senior Notes due November 4, 2002
6.71% Medium Term Series H Senior Notes due September 27, 2002      7.68% Medium Term Series E Senior Notes due November 4, 2002
6.67% Medium Term Series H Senior Notes due September 30, 2002      7.63% Medium Term Series E Senior Notes due November 4, 2002
6.73% Medium Term Series H Senior Notes due September 30, 2002      7.72% Medium Term Series E Senior Notes due November 12, 2002
6.57% Medium Term Series H Senior Notes due October 4, 2002         7.70% Medium Term Series E Senior Notes due November 15, 2002
6.59% Medium Term Series H Senior Notes due October 7, 2002         7.75% Medium Term Series E Senior Notes due November 18, 2002
6.52% Medium Term Series H Senior Notes due October 11, 2002        7.70% Medium Term Series E Senior Notes due November 25, 2002
6.50% Medium Term Series H Senior Notes due October 15, 2002        7.65% Medium Term Series E Senior Notes due November 25, 2002
6.53% Medium Term Series H Senior Notes due October 16, 2002        7.63% Medium Term Series E Senior Notes due November 25, 2002
6.43% Medium Term Series H Senior Notes due October 18, 2002        7.71% Medium Term Series E Senior Notes due December 2, 2002
6.40% Medium Term Series H Senior Notes due October 20, 2002        7.67% Medium Term Series E Senior Notes due December 2, 2002
6.19% Medium Term Series H Senior Notes due December 19, 2002       7.61% Medium Term Series E Senior Notes due December 16, 2002
6.00% Medium Term Series H Senior Notes due January 9, 2003         7.60% Medium Term Series E Senior Notes due December 17, 2002
6.15% Medium Term Series H Senior Notes due January 13, 2003        7.56% Medium Term Series E Senior Notes due December 18, 2002
6.21% Medium Term Series H Senior Notes due January 17, 2003        7.65% Medium Term Series E Senior Notes due December 20, 2002
6.01% Medium Term Series H Senior Notes due February 7, 2003        7.65% Medium Term Series E Senior Notes due December 23, 2002
6.00% Medium Term Series H Senior Notes due February 10, 2003       7.65% Medium Term Series E Senior Notes due December 23, 2002
5.97% Medium Term Series H Senior Notes due February 17, 2003       7.62% Medium Term Series E Senior Notes due December 23, 2002
5.89% Medium Term Series H Senior Notes due February 20, 2003       7.61% Medium Term Series E Senior Notes due December 24, 2002
6.35% Medium Term Series H Senior Notes due February 28, 2003       7.50% Medium Term Series E Senior Notes due December 30, 2002
6.25% Medium Term Series H Senior Notes due March 7, 2003           7.32% Medium Term Series E Senior Notes due January 13, 2003
6.38% Medium Term Series H Senior Notes due March 11, 2003          6.44% Medium Term Series F Senior Notes, due April 25, 2003
6.42% Medium Term Series H Senior Notes due March 12, 2003          6.63% Medium Term Series F Senior Notes, due May 7, 2003
6.78% Medium Term Series H Senior Notes due March 18, 2003          6.675% Medium Term Series F Senior Notes, due May 26, 2003
6.73% Medium Term Series H Senior Notes due March 27, 2003          6.53% Medium Term Series F Senior Notes, due May 27, 2003
6.69% Medium Term Series H Senior Notes due April 1, 2003           6.49% Medium Term Series F Senior Notes, due June 27, 2003
6.82% Medium Term Series H Senior Notes due April 2, 2003           6.42% Medium Term Series F Senior Notes, due July 2, 2003
6.77% Medium Term Series H Senior Notes due April 10, 2003          6.39% Medium Term Series F Senior Notes, due July 14, 2003
7.09% Medium Term Series H Senior Notes due April 11, 2003          6.30% Medium Term Series F Senior Notes, due May 1, 2003
7.08% Medium Term Series H Senior Notes due April 15, 2003          6.37% Medium Term Series F Senior Notes, due July 27, 2005
7.00% Medium Term Series H Senior Notes due April 23, 2003          6.39% Medium Term Series F Senior Notes, due July 28, 2003
7.00% Medium Term Series H Senior Notes due May 5, 2003             6.43% Medium Term Series F Senior Notes, due July 29, 2003
7.00% Medium Term Series H Senior Notes due May 16, 2003            6.52% Medium Term Series F Senior Notes, due July 30, 2003
7.18% Medium Term Series H Senior Notes due June 4, 2003            6.33% Medium Term Series F Senior Notes, due August 18, 2003
6.50% Medium Term Series H Senior Notes due October 27, 2003        6.29% Medium Term Series F Senior Notes, due August 19, 2003
7.70% Medium Term Series H Senior Notes due April 11, 2005          6.30% Medium Term Series F Senior Notes, due August 24, 2005
7.625% Medium Term Series H Senior Notes due April 27, 2005         6.25% Medium Term Series F Senior Notes, due August 25, 2003
7.18% Medium Term Series H Senior Notes due May 25, 2005            6.22% Medium Term Series F Senior Notes, due August 26, 2003
6.70% Medium Term Series H Senior Notes due September 1, 2005       6.08% Medium Term Series F Senior Notes, due September 2, 2003
6.65% Medium Term Series H Senior Notes due October 13, 2005        5.78% Medium Term Series F Senior Notes, due September 15, 2003
8.95% Medium Term Series E Senior Notes due July 26, 2001           5.86% Medium Term Series F Senior Notes, due September 17, 2003
8.72% Medium Term Series E Senior Notes due September 4, 2001       6.08% Medium Term Series F Senior Notes, due September 29, 2003
8.07% Medium Term Series E Senior Notes due February 13, 2002       6.08% Medium Term Series F Senior Notes, due September 29, 2003





7.625% Medium Term Notes Series G due July 30, 2001           6.58% Medium Term Series H Senior Notes due October 24, 2005
8.43% Medium Term Notes Series G due August 15, 2001          6.56% Medium Term Series H Senior Notes due November 14, 2005
7.55% Medium Term Notes Series G due August 23, 2001          7.38% Medium Term Series H Senior Notes due December 15, 2005
8.27% Medium Term Notes Series G due November 8, 2001         6.30% Medium Term Series H Senior Notes due January 10, 2006
8.43% Medium Term Notes Series G due November 23, 2001        6.20% Medium Term Series H Senior Notes due February 6, 2006
8.47% Medium Term Notes Series G due January 7, 2002          6.26% Medium Term Series H Senior Notes due February 15, 2006
8.47% Medium Term Notes Series G due January 9, 2002          6.55% Medium Term Series H Senior Notes due February 28, 2006
8.22% Medium Term Notes Series G due February 1, 2002         6.52% Medium Term Series H Senior Notes due March 6, 2006
7.70% Medium Term Notes Series G due March 1, 2002            7.19% Medium Term Series H Senior Notes due April 12, 2006
7.75% Medium Term Notes Series G due March 1, 2002            7.28% Medium Term Series H Senior Notes due May 8, 2006
7.62% Medium Term Notes Series G due March 27, 2002           7.25% Medium Term Series H Senior Notes due May 8, 2006
7.62% Medium Term Notes Series G due March 29, 2002           7.50% Medium Term Series H Senior Notes due May 10, 2006
6.42% Medium Term Notes Series G due January 12, 2004         7.44% Medium Term Series H Senior Notes due May 12, 2006
6.40% Medium Term Notes Series G due January 12, 2004         7.38% Medium Term Series H Senior Notes due May 15, 2006
6.32% Medium Term Notes Series G due January 13, 2004         7.40% Medium Term Series H Senior Notes due May 15, 2006
6.44% Medium Term Notes Series G due January 15, 2004         7.35% Medium Term Series H Senior Notes due May 15, 2006
6.20% Medium Term Notes Series G due January 26, 2004         7.24% Medium Term Series H Senior Notes due May 17, 2006
6.39% Medium Term Notes Series G due February 17, 2004        7.23% Medium Term Series H Senior Notes due May 17, 2006
6.41% Medium Term Notes Series G due February 17, 2004        7.25% Medium Term Series H Senior Notes due May 22, 2006
6.52% Medium Term Notes Series G due March 1, 2004            7.23% Medium Term Series H Senior Notes due May 22, 2006
7.00% Medium Term Notes Series G due March 25, 2004           6.20% Medium Term Series H Senior Notes due January 29, 2007
7.08% Medium Term Notes Series G due April 1, 2004            6.84% Medium Term Series I Senior Notes due July 3, 2001
7.29% Medium Term Notes Series G due April 7, 2004            7.11% Medium Term Series I Senior Notes due July 16, 2001
7.50% Medium Term Notes Series G due April 9, 2004            7.00% Medium Term Series I Senior Notes due July 23, 2001
7.58% Medium Term Notes Series G due April 12, 2004           7.00% Medium Term Series I Senior Notes due July 30, 2001
7.54% Medium Term Notes Series G due April 14, 2004           7.04% Medium Term Series I Senior Notes due July 30, 2001
7.53% Medium Term Notes Series G due April 29, 2004           6.95% Medium Term Series I Senior Notes due September 4, 2001
7.53% Medium Term Notes Series G due May 5, 2004              6.68% Medium Term Series I Senior Notes due October 11, 2001
7.94% Medium Term Notes Series G due May 17, 2004             6.73% Medium Term Series I Senior Notes due October 22, 2001
7.88% Medium Term Notes Series G due May 18, 2004             7.24% Medium Term Series I Senior Notes due May 1, 2002
7.64% Medium Term Notes Series G due May 26, 2004             6.97% Medium Term Series I Senior Notes due May 9, 2002
7.78% Medium Term Notes Series G due May 28, 2004             6.875% Medium Term Series I Senior Notes due May 15, 2002
7.78% Medium Term Notes Series G due June 1, 2004             6.74% Medium Term Series I Senior Notes due October 10, 2002
7.55% Medium Term Notes Series G due June 1, 2004             7.26% Medium Term Series I Senior Notes due April 19, 2004
7.625% Medium Term Notes Series G due June 1, 2004            7.45% Medium Term Series I Senior Notes due June 28, 2006
7.88% Medium Term Notes Series G due June 2, 2004             7.55% Medium Term Series I Senior Notes due July 17, 2006
7.70% Medium Term Notes Series G due June 10, 2004            7.37% Medium Term Series I Senior Notes due August 1, 2006
7.60% Medium Term Notes Series G due June 15, 2004            7.24% Medium Term Series I Senior Notes due August 15, 2006
7.68% Medium Term Notes Series G due June 22, 2004            Floating Rate Medium Term Series J Senior Notes due September 17, 2001
7.72% Medium Term Notes Series G due June 23, 2004
7.81% Medium Term Notes Series G due July 1, 2004
7.95% Medium Term Notes Series G due July 13, 2004
7.92% Medium Term Notes Series G due July 13, 2004
7.88% Medium Term Notes Series G due July 14, 2004
7.97% Medium Term Notes Series G due July 20, 2004
7.71% Medium Term Notes Series G due August 24, 2004
7.80% Medium Term Notes Series G due September 15, 2004
7.97% Medium Term Notes Series G due September 20, 2004
8.25% Medium Term Notes Series G due October 15, 2004
8.22% Medium Term Notes Series G due October 18, 2004
8.26% Medium Term Notes Series G due October 20, 2004
8.44% Medium Term Notes Series G due October 27, 2004
8.50% Medium Term Notes Series G due November 1, 2004
8.625% Medium Term Notes Series G due November 15, 2004
8.58% Medium Term Notes Series G due November 23, 2004
8.60% Medium Term Notes Series G due December 8, 2004
8.48% Medium Term Notes Series G due December 28, 2004
8.48% Medium Term Notes Series G due December 29, 2004
8.55% Medium Term Notes Series G due January 12, 2005
8.55% Medium Term Notes Series G due January 17, 2005
8.49% Medium Term Notes Series G due January 31, 2005
8.17% Medium Term Notes Series G due February 10, 2005
8.18% Medium Term Notes Series G due February 15, 2005
7.97% Medium Term Notes Series G due March 1, 2005
7.70% Medium Term Notes Series G due April 1, 2005
7.64% Medium Term Notes Series G due October 3, 2005
6.71% Medium Term Series H Senior Notes due October 17, 2005
6.54% Medium Term Series H Senior Notes due October 24, 2005
6.57% Medium Term Series H Senior Notes due October 24, 2005

                                   Appendix II

                         LIST OF SUPPLEMENTAL INDENTURES


Fourth Supplemental Indenture dated as of December 1, 2000, by and among Associates Corporation of North America, Citicorp, as guarantor, and The Chase Manhattan Bank (successor to The Chase Manhattan Bank (National Association)), as trustee

Supplemental Indenture dated as of December 1, 2000, by and among Associates Corporation of North America, Citicorp, as guarantor, and The Chase Manhattan Bank (successor to The Chase Manhattan Bank (National Association)), as trustee

Supplemental Indenture dated as of December 1, 2000, by and among Associates Corporation of North America, Citicorp, as guarantor, and Citibank, N.A., as trustee

Supplemental Indenture dated as of December 1, 2000, by and among Associates Corporation of North America, Citicorp, as guarantor, and The Bank of New York (successor to Nationsbank of Texas, N.A.), as trustee

Supplemental Indenture dated as of December 1, 2000, by and among Associates Corporation of North America, Citicorp, as guarantor, and First Union National Bank (successor to First Fidelity Bank, National Association, New Jersey), as trustee


Supplemental Indenture dated as of December 1, 2000, by and among Associates Corporation of North America, Citicorp, as guarantor, and State Street Bank and Trust Company (successor to The First National Bank of Boston), as trustee


Supplemental Indenture dated as of December 1, 2000, by and among Associates Corporation of North America, Citicorp, as guarantor, and Bank One Trust Company, N.A. (successor-in-interest to The First National Bank of Chicago), as trustee

Second Supplemental Indenture dated as of December 1, 2000, by and among Associates Corporation of North America, Citicorp, as guarantor, and Bankers Trust Company, as trustee

Third Supplemental Indenture dated as of December 1, 2000, by and among Associates Corporation of North America, Citicorp, as guarantor, and The Chase Manhattan Bank (successor to Manufacturers Hanover Trust Company), as trustee

Supplemental Indenture dated as of December 1, 2000, by and among Associates First Capital Corporation (successor to Avco Financial Services, Inc.), Citicorp, as guarantor, and Bank One Trust Company, N.A. (successor-in-interest to The First National Bank of Chicago), as trustee

Supplemental Indenture dated as of December 1, 2000, by and among Associates First Capital Corporation (successor to Avco Financial Services, Inc.), Citicorp, as guarantor, and Bankers Trust Company, as trustee

Supplemental Indenture dated as of December 1, 2000, by and among Associates First Capital Corporation (successor to Avco Financial Services, Inc.), Citicorp, as guarantor, and The Chase Manhattan Bank, as trustee